                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 30, 1998
                                                 -------------------------------

                   Richman Gordman 1/2 Price Stores, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                  0-24328                       47-0771211
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File               (IRS Employer
 of incorporation)              Number)                       Identification No)


               12100 West Center Road, Omaha, Nebraska  68144
--------------------------------------------------------------------------------
                  (Address of principal executive offices)


             Registrant's telephone number, including area code:
             ---------------------------------------------------
                               (402) 691-4000


                               Not Applicable
             ---------------------------------------------------
       (Former name or former address, if changed since last report.)

                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     Paragraph 6 of the Richman Gordman 1/2 Price Stores, Inc. (the "Registrant") Certificate of Incorporation (the "Certificate") provides that the shares of the Registrant's Series B Option Common Stock shall be subject to an option (the "Option") to purchase such shares exercisable first by the Registrant, and to the extent not exercised by the Registrant, by the designee of A. D. Gordman. The Option is exercisable with respect to those holders of shares of the Series B Option Common Stock (the "Option Record Holders") as of the first business day following payment into escrow of the Cumulative Minimum Payment (as that term is defined in the Certificate) (the "Valuation Date").
On July 15, 1998, the Registrant paid into escrow the balance of the Cumulative Minimum Payment, and accordingly, the Valuation Date is July 16, 1998.

     The Certificate further provides that the exercise price for the Option shall be the value of the Series B Option Common Stock determined by an independent appraisal as of the Valuation Date, less any payment of Excess Cash Balance (as defined in the Certificate). There is no Excess Cash Balance which would serve to reduce the Option exercise price. The Registrant hired the firm of Murray Devine & Co. (the "Appraiser") to perform the appraisal of the Series B Option Common Stock. The Appraiser delivered its report regarding the value of the Series B Option Common Stock to the Registrant on September 30, 1998 (the "Valuation Delivery Date"). In its report, the Appraiser determined the value of each share of the Series B Option Common Stock on the Valuation Date to be $0.076.

     As of the date of this Report on Form 8-K, the Registrant has not determined if or to what extent it will elect to exercise the Option. If the Registrant determines to exercise the Option in whole or in part, the Registrant must give notice of exercise of the Option to the Option Record Holders and the designee of A. D. Gordman before October 30, 1998, and complete
the exercise of the Option before January 28, 1999.   The Certificate provides
that exercise of the Option shall be deemed completed upon the mailing of the full exercise price to the Option Record Holders. If the Registrant fails to provide the notice or to mail the exercise price to the Option Record Holders within the specified time periods, then the designee of A. D. Gordman shall have the right to exercise the Option, subject to the terms of the Certificate.

     A copy of the Appraiser's report will be mailed to shareholders without charge upon written request to Michael A. Mallaro, Secretary, Richman Gordman 1/2 Price Stores, Inc., 12100 West Center Road, Omaha, Nebraska 68144. Such requests must include a good faith representation that the requesting party was either a holder of record or a beneficial owner of shares of Series B Option Common Stock as of the close of business on July 16, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         No exhibits are applicable.

                [Remainder of page intentionally left blank.]

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Richman Gordman 1/2 Price Stores, Inc.



Date: October 2, 1998                  By: /s/ Jeffrey J. Gordman
                                          -------------------------------------
                                          Jeffrey J. Gordman,
                                          President and Chief Executive Officer